   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 19, 1998

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM S-1
                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933
                              -------------------

                                DOUBLECLICK INC.

             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                            7319                           13-3870996
           (State of                (Primary Standard Industrial            I.R.S. Employer
         Incorporation)                 Classification Code)             Identification Number)

                         41 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10010
                                 (212) 683-0001
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)
                            ------------------------

                               KEVIN J. O'CONNOR
                            CHIEF EXECUTIVE OFFICER
                                DOUBLECLICK INC.
                         41 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10010
                                 (212) 683-0001
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                            ------------------------

                                   COPIES TO:

         ALEXANDER D. LYNCH, ESQ.                      MARK G. BORDEN, ESQ.
     BROBECK, PHLEGER & HARRISON LLP                    HALE AND DORR LLP
        1633 BROADWAY, 47TH FLOOR                        60 STATE STREET
         NEW YORK, NEW YORK 10019                  BOSTON, MASSACHUSETTS 02109
              (212) 581-1600                              (617) 526-6000

                              -------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-42323

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
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                        CALCULATION OF REGISTRATION FEE

                 TITLE OF EACH CLASS                                      PROPOSED MAXIMUM     PROPOSED MAXIMUM    AMOUNT OF
                   OF SECURITIES TO                      AMOUNT TO BE      OFFERING PRICE     AGGREGATE OFFERING  REGISTRATION
                    BE REGISTERED                       REGISTERED(1)(2)      PER SHARE           PRICE (3)         FEE (4)
Common Stock, par value
  $.001 per share.....................................       575,000          $   17.00          $  9,775,000      $   2,900

(1) Includes 75,000 shares of Common Stock which the Underwriters have the option to purchase from the Company solely to cover over-allotments, if any.

(2) Shares of Common Stock previously registered include 3,450,000 shares for which the registration fee has previously been paid.

(3) The proposed maximum offering price per share is based on the proposed offering price for the shares of the Company's Common Stock offered hereby.

(4) Calculated pursuant to Rule 457(a).

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    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE
REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH
SECTION 8(A), MAY DETERMINE.

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               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-1 filed by DoubleClick Inc. with the Securities and Exchange Commission (File No. 333-42323) pursuant to the Securities Act of 1933, as amended, and declared effective on February 19, 1998 is incorporated by reference into this Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in The City of New York, State of New York, on this 19th day of February, 1998.

                                DOUBLECLICK INC.

                                By:            /s/ KEVIN J. O'CONNOR
                                     ------------------------------------------
                                                 Kevin J. O'Connor
                                              Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 19, 1998:

                                 SIGNATURE                                              TITLE(S)
           ------------------------------------------------------  ---------------------------------------------------
                                                                   Chief Executive Officer and Chairman of the Board
                           /s/ KEVIN J. O'CONNOR                    Directors (Principal Executive Officer)
                -------------------------------------------
                             Kevin J. O'Connor

                                                                   President and Chief Financial Officer (Principal
                                     *                              Financial Officer)
                -------------------------------------------
                               Kevin P. Ryan

                                     *                             Chief Technology Officer and Director
                -------------------------------------------
                             Dwight A. Merriman

                                     *                             Controller (Principal Accounting Officer)
                -------------------------------------------
                             Stephen R. Collins

                                     *                             Director
                -------------------------------------------
                              David N. Strohm

                                     *                             Director
                -------------------------------------------
                              Mark E. Nunnelly

                                     *                             Director
                -------------------------------------------
                              W. Grant Gregory

                                     *                             Director
                -------------------------------------------
                               Donald Peppers

*By:    /s/ KEVIN J. O'CONNOR
      -------------------------
          Kevin J. O'Connor
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

    All exhibits filed with or incorporated by reference in Registration Statement No. 333-42323 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following, which are filed herewith:

NUMBER DESCRIPTION
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  5.1  Opinion of Brobeck, Phleger & Harrison, LLP.
 23.1  Consent of Price Waterhouse LLP.
 23.2  Consent of Brobeck, Phleger & Harrison, LLP (included in Exhibit 5.1).